UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2024

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert A. Fehlman

On November 7, 2024, Robert A. Fehlman (age 60), the chief executive officer of Simmons First National Corporation (“Company”), provided the Company notice of his decision to resign from his position, effective as of the end of the day December 31, 2024, to focus on personal interests and family medical issues. Beginning January 1, 2025, Mr. Fehlman will serve in an advisory role for the Company through March 31, 2025, at which time he will retire from the Company.

George A. Makris, Jr.

On November 8, 2024, the Company’s board of directors (“Board”) appointed George A. Makris, Jr. (age 68) as chairman and chief executive officer of the Company, effective January 1, 2025, to serve until such time as his successor is appointed, or his earlier death, resignation, or removal. Mr. Makris has served as the Company’s executive chairman and chairman of the Board since 2023. Mr. Makris also served as the Company’s chairman and chief executive officer from 2014 through 2022. Additional information regarding Mr. Makris’s background and experience is provided in PROPOSAL 2 - ELECTION OF DIRECTORS in the Company’s proxy statement for the Company’s 2024 annual meeting of shareholders (“2024 Proxy Statement”) and is incorporated herein by reference.

Mr. Makris’s son, George A. Makris, III, serves as executive vice president, general counsel, and corporate secretary of the Company and receives compensation, which, for 2023, is set forth in the Summary Compensation Table contained in the 2024 Proxy Statement, which disclosure is incorporated herein by reference. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed and approved by the Board’s Compensation Committee. Additionally, deposit arrangements, wealth management arrangements, and loans and extensions of credit have been made from time to time between the Company’s affiliate, Simmons Bank (“Bank”), and Mr. Makris in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to the Bank and that did not involve more than the normal risk of collectability or present other unfavorable features.

In connection with Mr. Makris’s appointment, beginning January 1, 2025, he will receive an annual base salary of $1,000,000 and an annual executive stipend of $12,000. In addition, Mr. Makris will be eligible to receive a target equity incentive award equal to 150% of base salary – with an opportunity of up to 150% of target – and a target cash incentive bonus equal to 100% of base salary – with an opportunity of up to 200% of target. Mr. Makris also continues to be a party to a change in control agreement, an indemnification agreement, and a supplemental defined benefit retirement agreement; and he continues to participate in the Bank’s bank owned life insurance program. Further, Mr. Makris will continue to receive other executive and employee benefits as outlined in the 2024 Proxy Statement.

Christopher J. Van Steenberg

On November 8, 2024, the Board appointed Christopher J. Van Steenberg (age 54) as the Company’s chief operating officer, effective November 12, 2024. Mr. Van Steenberg is joining the Company from First Horizon Corporation (“First Horizon”), where he has been employed since 2015, most recently as executive vice president, chief digital and product officer (and prior to that, in roles including executive vice president, head of regional banking strategy and delivery, as well as executive vice president, head of consumer strategy and delivery). His duties at First Horizon have included, among others, responsibility for treasury management, consumer and small business, digital, contact center banking, consumer and small business product management, product and portfolio pricing, and risk and fraud prevention. Mr. Van Steenberg holds a bachelor’s degree from the University of Alabama.

In connection with Mr. Van Steenberg’s appointment, he will receive a cash signing bonus of $225,000 (subject to repayment if, among other things, he resigns within 2 years); an award of 20,000 restricted stock units, which will vest on a pro-rata basis over 5 years; an annual base salary of $450,000; and an annual executive stipend of $12,000. In addition, beginning in 2025, Mr. Van Steenberg will be eligible to receive a target equity incentive award equal to 50% of base salary – with an opportunity of up to 150% of target – and a target cash incentive bonus equal to 100% of base salary – with an opportunity of up to 200% of target. Mr. Van Steenberg is also expected to enter into a change in control agreement and an indemnification agreement; and he is expected to participate in the

Bank’s bank owned life insurance program and receive certain relocation assistance benefits. Further, Mr. Van Steenberg will be eligible to receive customary benefits offered to Company and Bank executives and employees generally.

Mr. Van Steenberg does not have any family relationships with any of the Company’s directors or executive officers. Mr. Van Steenberg is not a party to any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD Disclosure.

On November 12, 2024, the Company issued a press release announcing the changes to its executive management team. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided pursuant to this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Simmons First National Corporation on November 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: November 12, 2024	C. Daniel Hobbs, Executive Vice President and Chief Financial Officer